UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2010

L-1 IDENTITY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33002	02-08087887
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

177 BROAD STREET, STAMFORD, CONNECTICUT 06901
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (203) 504-1100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                            RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 10, 2010, the Company issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2009 and forward looking financial expectations.  A copy of the press release is furnished herewith as Exhibit 99.1. The Company also conducted a conference call to discuss its operating results and outlook, including an update on the exploration of strategic alternatives. A transcript of the conference call is furnished herewith as Exhibit 99.2. The Company will also post a copy of the transcript of the conference call on its website, www.L1id.com, under the heading “Investor Relations – Events and Presentations.”

The information in Item 2.02 of this Current Report on Form 8-K, including the information contained in Exhibits 99.1 and 99.2, is being furnished to the Securities and Exchange Commission pursuant to Item 2.02, and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01.                            FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated February 10, 2010, titled “L-1 Identity Solutions Reports Fourth Quarter and Full Year 2009 Financial Results – Company Updates Financial Expectations for 2010”.
99.2	Transcript of a conference call conducted by the Company on February 10, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 11, 2010
L-1 IDENTITY SOLUTIONS, INC.

By:	/s/ Mark S. Molina
Mark S. Molina Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 10, 2010, titled “L-1 Identity Solutions Reports Fourth Quarter and Full Year 2009 Financial Results – Company Updates Financial Expectations for 2010”.
99.2	Transcript of a conference call conducted by the Company on February 10, 2010.